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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider, Michael T. Fries and Frederick G. Westerman III and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-1 in connection with the registration by UnitedGlobalCom, Inc., a Delaware corporation, f/k/a New UnitedGlobalCom, Inc. (the "Company"), of equity securities, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and issuance of such shares with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


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
Date: February 8, 2002                             /s/ GENE W. SCHNEIDER
                                                   --------------------------------------------------------
                                                   Gene W. Schneider, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
                                                   DIRECTOR

Date: February 8, 2002                             /s/ ROBERT R. BENNETT
                                                   --------------------------------------------------------
                                                   Robert R. Bennett, DIRECTOR

Date: February 8, 2002                             /s/ ALBERT M. CAROLLO
                                                   --------------------------------------------------------
                                                   Albert M. Carollo, DIRECTOR

Date: February 8, 2002                             /s/ JOHN P. COLE, JR.
                                                   --------------------------------------------------------
                                                   John P. Cole, Jr., DIRECTOR

Date: February 8, 2002                             /s/ VALERIE L. COVER
                                                   --------------------------------------------------------
                                                   Valerie L. Cover, CONTROLLER

Date: February 8, 2002                             /s/ MICHAEL T. FRIES
                                                   --------------------------------------------------------
                                                   Michael T. Fries, PRESIDENT, CHIEF OPERATING OFFICER AND
                                                   DIRECTOR

Date: February 8, 2002                             /s/ GARY S. HOWARD
                                                   --------------------------------------------------------
                                                   Gary S. Howard, DIRECTOR

Date: February 8, 2002                             /s/ JOHN C. MALONE
                                                   --------------------------------------------------------
                                                   John C. Malone, DIRECTOR

Date: February 8, 2002                             /s/ JOHN F. RIORDAN
                                                   --------------------------------------------------------
                                                   John F. Riordan, DIRECTOR

Date: February 8, 2002                             /s/ CURTIS W. ROCHELLE
                                                   --------------------------------------------------------
                                                   Curtis W. Rochelle, DIRECTOR

Date: February 8, 2002                             /s/ MARK L. SCHNEIDER
                                                   --------------------------------------------------------
                                                   Mark L. Schneider, DIRECTOR

Date: February 8, 2002                             /s/ FREDERICK G. WESTERMAN
                                                   --------------------------------------------------------
                                                   Frederick G. Westerman III, CHIEF FINANCIAL OFFICER

Date: February 7, 2002                             /s/ TINA M. WILDES
                                                   --------------------------------------------------------
                                                   Tina M. Wildes, DIRECTOR
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